UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Warrants to Purchase Common Stock, par value $0.001 per share	GME WS	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 7, 2025, GameStop Corp. (the “Company”), announced that the Board of Directors of the Company declared a distribution (the “Warrant Distribution”) to the holders of record of the Company’s Class A Common Stock, par value $0.001 per share (the “Common Stock”) and holders of the Company’s 0.00% Convertible Senior Notes due 2030 and 0.00%
Convertible Senior Notes due 2032 (the “Convertible Notes”), in the form of warrants to purchase shares of Common Stock (the “Warrants”). The Warrants were issued on the terms and conditions described in the Warrant Agreement (as defined below and attached as an exhibit hereto) and have been distributed on October 7, 2025, to the record holders of the Common Stock and the Convertible Notes as of the close of business on October 3, 2025 (the “Record Date”).

Pursuant to the terms of the Warrant Agreement, dated as of October 7, 2025, between the Company, Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., as Warrant Agent (the “Warrant Agreement”), each holder of record of Common Stock as of the Record Date received one Warrant for every ten shares of Common Stock (rounded down to the nearest whole number for any fractional Warrant). Holders of our 0.00% Convertible Senior Notes due 2030 and 0.00% Convertible Senior Notes due 2032 (collectively, the “Convertible Notes”) also received Warrants on an “as converted” basis in lieu of an adjustment to the conversion rate of the Convertible Notes pursuant to the applicable indenture governing the Convertible Notes. The distribution of the Warrants to the Convertible Note holders was at the same time and on the same terms as holders of Common Stock. Holders of the Convertible Notes will not need to convert the Convertible Notes into Common Stock in order to receive the Warrants.

Each Warrant entitles the holder to purchase, at the holder’s sole and exclusive election, at a cash exercise price of $32.00 per Warrant (the “Exercise Price”), one share of Common Stock, subject to adjustment pursuant to the provisions of the Warrant Agreement. Payment for shares of Common Stock upon exercise of Warrants must be in cash. The Warrants will expire and cease to be exercisable at 5:00 p.m. New York City time on October 30, 2026 (the “Expiration Date”).

The number of shares of Common Stock issuable upon exercise of the Warrants is subject to certain anti-dilution adjustments, including for stock dividends, share splits, share combinations, rights issuances, other distributions, spinoffs, cash dividends and tender or exchange offers.

The Warrants are expected to commence trading on the New York Stock Exchange under the ticker “GME WS” on October 8, 2025.

The foregoing description of the Warrants and the Warrant Agreement is only a summary and is qualified in its entirety by reference to the complete description of the terms of the Warrants set forth in the Warrant Agreement (including the Form of Warrant attached thereto), which is filed as Exhibit 4.1 to this Form 8-K. In connection with the Warrant Distribution, the Company has filed a prospectus supplement, dated October 7, 2025, pursuant to the Company’s existing shelf registration statement on Form S-3 ASR, effective as of October 3, 2025, registering up to 59,153,963 shares of Common Stock to be issued upon exercise of the Warrants under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.
On October 7, 2025, the Company issued a press release announcing the distribution of warrant dividends to its shareholders and eligible noteholders as of the October 3, 2025 record date. The press release is attached as Exhibit 99.1 to this Form 8-K.
The information furnished in this Item 7.01, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The issuance of the Warrants in the Warrant Distribution has not been registered under the Securities Act, as the distribution of a Warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A Form 8-A registration statement and prospectus supplement describing the terms of the Warrants has been filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website located at http://www.sec.gov. Holders of Common Stock and the Company’s Convertible Notes should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the Warrants.

Forward-Looking Statements
This Form 8-K and the exhibits attached to this Form 8-K contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the announced warrant distribution, including: our expectations regarding the warrant dividend and distribution; the anticipated trading of the warrants on the New York Stock Exchange; and the participation in the warrant distribution. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to market risks, trends and conditions. These and other risks are more fully described in the Company’s filings with the SEC, including in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended February 1, 2025 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended May 3, 2025 and August 2, 2025, and other filings and reports that the Company may file from time to time with the SEC. Forward-looking statements represent the Company’s beliefs and assumption.

Item 9.01 Financial Statements and Exhibits.
On October 7, 2025, White & Case LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s issuance of up to 59,153,963 shares of Common Stock upon exercise of the Warrants. Such shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 ASR (No. 333-290695) (the “Registration Statement”), effective as of October 3, 2025, including the prospectus, dated October 2, 2025, and the prospectus supplement, dated October 7, 2025, as the same may be amended or supplemented. The Opinion is being filed herewith as Exhibit 5.1, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

(d) Exhibits.

Exhibit No.	Description
4.1	Warrant Agreement (including Form of Warrant), dated October 7, 2025, by and between the Company, Computershare Inc., a Delaware corporation, and Computershare Trust Company, N.A., as Warrant Agent.
5.1	Opinion of White & Case LLP.
23.1	Consent of White & Case LLP (included as part of Exhibit 5.1).
99.1	Press Release dated October 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: October 7, 2025	By:	/s/ Daniel Moore
Name: Daniel Moore Title: Principal Financial and Accounting Officer